Villere Equity Fund

TICKER: VLEQX

Summary Prospectus	December 29, 2024
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, report to shareholders and other information about the Fund online at http://www.villere.com/how_to_invest.html. You may also obtain this information at no cost by calling 1-866-209-1129 or by sending an email to info@villere.com. The Fund’s Prospectus and Statement of Additional Information, both dated December 29, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Villere Equity Fund (the “Equity Fund” or the “Fund”) seeks to achieve long-term growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and expense example below.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed less than 60 days from purchase)	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and Service (12b-1) Fee	None
Other Expenses	0.58%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.35%
Fee Waiver and/or Expense Reimbursement(2)	-0.18%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(2)	1.17%

(1) Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(2) St. Denis J. Villere & Company (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 1.15% of the Fund’s average daily net assets (the “Expense Cap”). The Expense Cap is indefinite, but will remain in effect until at least December 31, 2025. The Expense Cap may be terminated at any time by the Trust’s Board of Trustees (the “Board”) upon 60 days’ notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Caps in place at the time of waiver or at the time of reimbursement.

Example
This Example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$119	$410	$722	$1,608

Portfolio Turnover
The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Equity Fund strives to be fully invested at all times. Under normal market conditions, the Equity Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Equity Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Adviser utilizes a bottom-up approach to select domestic equity securities that it believes will offer growth regardless of the economic cycle, interest rates or political climate. The Equity Fund may invest in companies of any capitalization size. The Equity Fund primarily invests in common stocks of approximately 20 to 30 companies, but may also invest in preferred stocks, rights and warrants, and may occasionally invest in initial public offerings of companies. The Equity Fund may invest up to 10% of its assets in foreign securities through American Depositary Receipts (“ADRs”). Additionally, the Equity Fund may participate in securities lending arrangements with brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The Equity Fund's investments in any one sector may exceed 25% of its net assets.
A stock will be considered for sale by the Equity Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost. Sales may also be made when consecutive quarterly disappointments occur, such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.
Principal Risks of Investing in the Equity Fund
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Equity Fund. The following are considered principal to the Equity Fund and could affect the value of your investment in the Fund:
•Equity Securities Risk: The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Equity Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.

•Growth Style Investment Risk: Growth-oriented funds may underperform when value investing is in favor. In addition, growth securities typically trade at higher multiples of current earnings than other securities and, therefore, may be more sensitive to changes in current or expected earnings than other equity securities and may be more volatile.
•Management Risk: The Adviser may fail to implement the Equity Fund’s investment strategies and meet its investment objective.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Equity Fund, regardless of the order in which it appears.

•ADR Risk: The performance of foreign securities depends on the political, social, and economic environments and other overall economic conditions. The Equity Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.

•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

•Initial Public Offering (“IPO”) Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.

•Large-Sized Companies Risk: Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Sector Emphasis Risk: The Equity Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Equity Fund to sector emphasis risk. This is the risk that the Equity Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector that the Equity Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

•Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Equity Fund may lose money and there may be a delay in recovering the loaned securities. The Equity Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•Small- and Medium-Sized Companies Risk: Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

Performance
The following performance information provides some indication of the risks of investing in the Equity Fund. The bar chart below illustrates how the Equity Fund’s total returns have varied from year to year. The table below illustrates how the Equity Fund’s average annual total returns for the 1-year, 5-year and 10-year periods compare with those of a broad measure of market performance and an additional index provided to offer a broader market perspective. The Equity Fund’s past performance, before and after taxes, is not necessarily an indication of how the Equity Fund will perform in the future. Updated performance information is available on the Fund’s website at www.villere.com.
Calendar Year Total Returns as of December 31*
* The Equity Fund’s year-to-date return as of the most recent calendar quarter ended September 30, 2024 was 7.57%.
During the period shown in the bar chart, the Equity Fund’s highest quarterly return was 20.09% for the quarter ended December 31, 2020, and the lowest quarterly return was -23.07% for the quarter ended June 30, 2022.

Average Annual Total Returns as of December 31, 2023
	One Year	Five Years	Ten Years
Return Before Taxes	11.31%	4.90%	1.55%
Return After Taxes on Distributions	10.14%	4.10%	1.07%
Return After Taxes on Distributions and Sale of Fund Shares	7.54%	3.86%	1.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Lipper Mid-Cap Growth Fund Index (reflects no deduction for taxes)	20.33%	11.52%	9.06%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares because it assumes the investor received the benefit of a tax deduction.

Investment Adviser	Portfolio Manager
St. Denis J. Villere & Company, LLC	George V. Young, Member of the Adviser Managed the Fund since inception (2013)
St. Denis J. Villere III, Member of the Adviser Managed the Fund since inception (2013)
Lamar G. Villere, Member of the Adviser Managed the Fund since 2013

Purchase and Sale of Fund Shares
You may purchase or redeem (sell) Fund shares on any business day by written request via mail (Villere Equity Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-209-1129, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$500
Retirement or Tax-Deferred Account	$2,000	$500
Automatic Investment Plan	$2,000	$100

Tax Information
The Equity Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account that does not invest with borrowed funds. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.